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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 13, 2003

                               Acterna Corporation
             (Exact name of registrant as specified in its charter)

            Delaware                     000-07438                04-2258582
(State or other jurisdiction of    (Commission File No.)        (IRS Employee
         incorporation)                                      Identification No.)

                          12410 Milestone Center Drive
                           Germantown, Maryland 20876
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (240) 404-1550

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Item 5. Other Events.

     On March 13, 2003, Acterna Corporation ("Acterna") announced that its Board of Directors had unanimously elected John R. Peeler, Acterna's President, to the additional position of Chief Executive Officer, replacing Ned C. Lautenbach, who will remain as Chairman of Acterna's Board of Directors. A copy of the press release is attached as an exhibit to this report.

Item 7. Financial Statements and Exhibits.

     Exhibit 99.1: Press Release, dated March 13, 2003, entitled "John Peeler named Chief Executive Officer of Acterna Corporation."

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ACTERNA CORPORATION

Date: March 13, 2003

                                       By: /s/ John D. Ratliff
                                           -------------------
                                           Name:  John D. Ratliff
                                           Title: Corporate Vice President and
                                                  Chief Financial Officer

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